T. Rowe Price Small-Cap Stock Fund

Supplement to Summary Prospectus Dated May 1, 2015

Effective October 1, 2016, Frank M. Alonso will replace Gregory A. McCrickard as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee.

On page 5, the portfolio manager table under “Management” is supplemented as follows:

Effective October 1, 2016, Frank M. Alonso will replace Gregory A. McCrickard as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Alonso joined T. Rowe Price in 2000.

The date of this supplement is April 6, 2016.

F65-041-S 4/6/16